UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2012

CAPITALSOURCE INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

633 West 5th Street, 33rd Floor

Los Angeles, CA 90071

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (213) 443-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2012, John K. Delaney, the Executive Chairman of CapitalSource Inc. (the “Company”), the Chairman of the Board of Directors of the Company (the “Company Board”), a member of the Asset, Liability and Credit Policy Committee of the Company Board and the Chairman of the Board of Directors of CapitalSource Bank, requested a leave of absence from his role as Executive Chairman. The Company Board has determined to grant Mr. Delaney’s request for a leave of absence, effective as of January 4, 2012, in accordance with the terms of a letter agreement between the Company and Mr. Delaney outlining the terms of his leave of absence (the “Delaney Letter Agreement”). A copy of the Delaney Letter Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Delaney Letter Agreement below is qualified in its entirety by reference to the agreement attached as Exhibit 10.1 hereto.

During his leave of absence, Mr. Delaney will continue to serve as Chairman of the Company Board, as a member of the Asset, Liability and Credit Policy Committee of the Company Board and as Chairman of the Board of Directors of CapitalSource Bank. Mr. Delaney will not receive a salary or other employee compensation from the Company during such period. He will receive director meeting fees for serving on the Company Board during his leave of absence, as described under the caption “Director Compensation” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 18, 2011. In addition, during his leave of absence, Mr. Delaney will be entitled to continue, at his own expense, participation in the medical, dental, hospitalization, disability and life insurance coverages in which Mr. Delaney and his eligible dependents were participating immediately prior to the commencement of his leave of absence in accordance with the terms of the plans pursuant to which these benefits are provided. Except as modified by the Delaney Letter Agreement, the terms of the amended and restated employment agreement dated December 16, 2009 between CapitalSource Inc. and John K. Delaney, as amended by the amendment dated July 16, 2010, will remain in full force and effect.

A copy of the Company’s press release announcing Mr. Delaney’s leave of absence is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 5, 2012	/s/ Kori Ogrosky
Kori Ogrosky
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Leave of Absence Letter Agreement dated January 5, 2012 between CapitalSource Inc. and John K. Delaney

99.1	Press Release issued by CapitalSource Inc. on January 4, 2012.